UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21519

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders

Annual Report March 31, 2005

EATON VANCE TAX - ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).  In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it’s underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

The Fund

•        Based on share price, Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund), a closed-end fund traded on the New York Stock Exchange, had a total return of 11.21% for the period from inception on April 30, 2004, to March 31, 2005.(1) This return resulted from an increase in share price from $19.10 (offering price, less commissions) on April 30, 2004, to $20.08 on March 31, 2005, and the reinvestment of $1.095 per share in dividend income. Based on the Fund’s most recent dividend and a closing share price of $20.08 on March 31, 2005, the Fund had a market yield of 6.42%.(2)

•        Based on net asset value (NAV), the Fund had a total return of 30.16% for the period from inception on April 30, 2004, to March 31, 2005.(1) That return was the result of an increase in NAV per share from $19.10 (offering price, less commissions) on April 30, 2004, to $23.50 on March 31, 2005, and the reinvestment of $1.095 per share in dividend income.

Management Discussion

•        During the 11-month period ending March 31, 2005, U.S. equity markets extended their recent advance. Two continued drivers of equity market strength during the period were the growing U.S. economy and the more favorable investment tax environment created by The Jobs and Growth Tax Relief Reconciliation Act of 2003. The lower tax rates now being applied to long-term capital gains and to qualified dividend income (QDI) are providing equity investors with a tax environment about as favorable as any we have known since the federal income tax was instituted in 1913.

•        Based on the Fund’s objective of providing a high level of after-tax total return, the Fund was primarily invested in securities that generated a relatively high level of QDI during the period. At the end of the period, the Fund had approximately 81.9% of total investments invested in common stocks, approximately 17.4% of total investments invested in preferred stocks and 0.7% of total investments in cash equivalents. Within the common stock portfolio, the Fund had 37.8% of total investments invested in material, energy and REIT stocks, due to their inflation-responsive nature. The Fund also had 29.0% of total investments invested in utility and telecommunication stocks. An additional 15.0% of the Fund’s total investments were invested in common stocks diversified across the consumer, industrial and financial sectors.

•        The portfolio managers believe that, for some months now, U.S. and global economies have been signaling a transition from a 20-year-plus cycle of disinflation to a new cycle of generally rising inflation. To take advantage of the potential effects of rising inflation, the Fund has made significant investments in “hard asset stocks,” including material stocks, energy stocks and real estate investment trust (REIT) stocks. Since the Fund’s inception, these stocks have outperformed the overall market. In addition, over this same period, the Fund’s material stock holdings have outperformed their counterparts in the Russell 1000 Value Index, while the Fund’s energy and REIT stocks have performed about in-line with their Russell 1000 Value Index peers.(3)

•        Since the Fund’s inception, the utility and telecommunication sectors also have generally outperformed the overall markets. During this same period, the Fund’s telecommunication holdings outperformed their counterparts in the Russell 1000 Value Index, while the Fund’s utility holdings slightly trailed their Index peers.(3) In the utility and telecommunication sectors, the Fund’s strategy has been to focus its investments in companies generating high levels of

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include a dividend declared in the preceding period but paid in the current period. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s NAV performance reflects the strong stock market performance and/or the strong performance of stocks held during the period. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)      Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2)      The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)      It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

free cash flow. Over the past few months, the strong free cash flows generated by the Fund’s utility and telecommunication stocks have allowed many of these holdings to increase their regular dividend payments, and in a number of cases, to reward shareholders with special one-time dividend payments.

•        In addition to the stocks mentioned above, the Portfolio invested in a broadly diversified basket of other dividend-paying common stocks during the period. During the recent months, consumer-related stocks have been benefiting from tax rebates and strong new job creation. On average, the Portfolio’s consumer-related stock holdings performed better then their counterparts in the Russell 1000 Value Index. Industrial stocks also performed well during the period, as capital spending began to rebound from relatively depressed levels. That said, over the last 11 months, industrial stocks held in the Portfolio modestly underperformed their counterparts in the Russell 1000 Value Index.

•        From its inception, the Portfolio’s preferred stocks generated returns of 5.6%, outpacing by over 1% both the Merrill Lynch Fixed Rate Preferred Index and the Merrill Lynch Corporate Master Index.(1) The preferred stock portion of the Portfolio performed well, as corporate credit quality continued to improve, which helped narrow yield spreads between preferreds and riskless rates. In addition, the preferreds produced positive relative performance because the Fund has actively sought to invest in relatively low-interest-rate-risk opportunities.

•        Since July 2004, when the Fund initially issued its Auction Preferred Shares (APS), we have on a number of occasions moved to extend the reset periods of its APS issues. As of March 31, 2005, the Fund’s $145 million issued and outstanding in APS equalled approximately 30% of total assets and maintained a weighted average reset period of 137 days. This compares to a weighted average reset of 14 days when the leverage was first issued. By lengthening the reset period of the Fund’s APS in this manner, the Fund has sought to lower its sensitivity to rising short-term interest rates.(2)

•        During the period, a significant portion of Fund assets was invested in non-U.S. common and preferred stocks. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of March 31, 2005, approximately 38% of the Fund’s total investments were invested in non-U.S. common stocks. In addition, approximately 10% of the Fund’s total investments were invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly rated, European financial institutions but denominated in U.S. dollars.

•        We are pleased to report that since inception, the Fund has increased its monthly dividend three times. The first increase, announced in September 2004, was from $0.1000 to $0.1050 per share. The second dividend increase, announced in December 2004, was from $0.1050 to $0.1075 per share. Also, on December 9, 2004, the Fund announced a special dividend of $0.0500 per share. The third increase was in April 2005, from $0.1075 to $0.1125. Since its inception, all of the income generated by the Fund has come from dividends paid by the Fund’s common and preferred stock holdings. All of the dividends paid by the Fund in fiscal 2004 were qualified dividends subject to federal income tax at long-term capital gain rates (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.(3)

•        The increases in the Fund’s monthly dividend and the Fund’s ability to pay a special dividend reflect both the effective implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio.

•        The Fund’s dividend capture strategy is a trading strategy designed to enhance the level of qualified, tax-advantaged dividend income earned by the Fund.  By implementing its dividend capture strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of the dividend capture strategy will be successful in the future.

(1)      It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)      Use of financial leverage creates an opportunity for increased income, but at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

(3)      The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on common shares could change.

•        The Fund continues to adhere to its strategy of owning a diversified portfolio of dividend-paying common and preferred stocks. Our strategy is to focus investments in companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of earnings and dividends, and for capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations.

•        Given the historically low tax rates now applied to QDI, a growing number of companies are paying dividends and many others are increasing their dividends at accelerated rates. This is providing a new concept of growth, a concept of dividend growth that we believe conservative, long-term investors are coming to appreciate more and more.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Ten Largest Holdings**

By total investments

Kerr-McGee Corp.	3.91%
Total SA ADR	3.78%
Fording Canadian Coal Trust	3.77%
BP PLC ADR	3.66%
Dominion Resources, Inc.	3.28%
Freeport-McMoran Copper & Gold, Inc., Class B	3.14%
Occidental Petroleum Corp.	3.13%
Suncor Energy, Inc.	3.13%
Royal Bank of Scotland Group PLC	3.08%
Enbridge, Inc.	3.02%

Performance*

Average Annual Total Returns (by share price, New York Stock Exchange)

Life of Fund (4/30/04)	11.21%

Average Annual Total Returns (at net asset value)

Life of Fund (4/30/04)	30.16%

*       Performance results reflect the effects of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include a dividend declared in the preceding period but paid in the current period. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation**

By total investments

**          Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks - 115.6%
Security	Shares	Value
Appliances - 0.3%
Electrolux AB(1)	50,000	$1,168,067
		$1,168,067
Banking - 5.7%
Banco Latinoamericano de Exportaciones SA(1)	200,000	$4,088,000
Bank of Nova Scotia(1)	150,000	4,899,000
Royal Bank of Scotland Group PLC(1)	330,000	10,498,059
		$19,485,059
Chemicals - 1.6%
Lyondell Chemical Co.	200,000	$5,584,000
		$5,584,000
Coal - 4.5%
Fording Canadian Coal Trust(1)	140,000	$12,863,200
Peabody Energy Corp.	50,000	2,318,000
		$15,181,200
Containers-Paper / Plastic - 0.5%
Packaging Corp. of America	75,000	$1,821,750
		$1,821,750
Diversified Manufacturing - 0.5%
General Electric Co.	50,000	$1,803,000
		$1,803,000
Diversified Minerals - 5.2%
BHP Billiton Ltd. ADR(1)	250,000	$6,995,000
Freeport-McMoran Copper & Gold, Inc., Class B	270,000	10,694,700
		$17,689,700
Diversified Telecommunication Services - 14.6%
Alltel Corp.	50,000	$2,742,500
BCE, Inc.(1)	250,000	6,247,500
BT Group PLC(1)	1,000,000	3,875,003
Citizens Communications Co.	290,224	3,755,499
Koninklijke (Royal) KPN NV(1)	200,000	1,794,539
Sprint Corp.	400,000	9,100,000
TDC A/S(1)	150,000	6,324,975

Security	Shares	Value
Diversified Telecommunication Services (continued)
Telecom Corporation of New Zealand, Ltd.	1,367,647	$5,919,773
Telstra Corp. Ltd.(1)	2,500,000	9,847,748
		$49,607,537
Drugs - 1.4%
GlaxoSmithKline PLC ADR	100,000	$4,592,000
		$4,592,000
Electrical / Electronic Manufacturer - 1.2%
Nokia Oyj ADR	275,000	$4,243,250
		$4,243,250
Engineering and Construction - 0.6%
Bouygues SA(1)	50,000	$1,987,158
		$1,987,158
Foods - 0.7%
Sodexho Alliance SA(1)	75,000	$2,506,893
		$2,506,893
Insurance - 2.2%
Fidelity National Financial, Inc.	175,000	$5,764,500
Montpelier Re Holdings, Ltd.(1)	50,000	1,757,500
		$7,522,000
Lodging and Gaming - 1.1%
Lottomatica SPA(1)	100,000	$3,628,958
		$3,628,958
Machinery - 1.3%
Caterpillar, Inc.	50,000	$4,572,000
		$4,572,000
Metals-Industrial - 5.0%
Anglo American PLC ADR	125,000	$2,987,500
Phelps Dodge Corp.	20,000	2,034,600
POSCO ADR	25,000	1,234,000
Rio Tinto PLC ADR	40,000	5,190,000
Southern Peru Copper Corp.(1)	100,000	5,546,000
		$16,992,100

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil and Gas - 12.6%
BP PLC ADR	200,000	$12,480,000
ChevronTexaco Corp.	125,000	7,288,750
Statoil ASA(1)	600,000	10,260,454
Total SA ADR(1)	110,000	12,895,300
		$42,924,504
Oil and Gas-Equipment and Services - 4.1%
Halliburton Co.	150,000	$6,487,500
Valero Energy Corp.	100,000	7,327,000
		$13,814,500
Oil and Gas-Exploration and Production - 10.2%
Kerr-McGee Corp.	170,000	$13,316,100
Occidental Petroleum Corp.	150,000	10,675,500
Suncor Energy, Inc.(1)	265,000	10,655,650
		$34,647,250
Oil and Gas-Transportation and Distribution - 3.0%
Enbridge, Inc.(1)	200,000	$10,296,000
		$10,296,000
Paper Products - 2.4%
Kimberly-Clark de Mexico SA de CV(1)	1,500,000	$4,492,689
Stora Enso Oyj, Class R(1)	250,000	3,512,053
		$8,004,742
Publishing - 0.5%
Wolters Kluwer NV(1)	100,000	$1,830,985
		$1,830,985
REITS - 7.4%
AvalonBay Communities, Inc.	25,000	$1,672,250
Boston Properties, Inc.	50,000	3,011,500
Developers Diversified Realty Corp.	50,000	1,987,500
Federal Realty Investment Trust	50,000	2,417,500
Plum Creek Timber Co., Inc.	175,000	6,247,500
Public Storage, Inc.	81,400	4,634,916
Rayonier, Inc.	75,000	3,714,750
Simon Property Group, Inc.	25,000	1,514,500
		$25,200,416

Security	Shares	Value
Retail-General - 1.4%
May Department Stores Co. (The)	125,000	$4,627,500
		$4,627,500
Shipping - 0.6%
Alexander & Baldwin, Inc.	50,000	$2,060,000
		$2,060,000
Telephone Utilities - 1.0%
Telefonos de Mexico SA ADR	100,000	$3,453,000
		$3,453,000
Tobacco Company - 1.9%
Altria Group, Inc.	100,000	$6,539,000
		$6,539,000
Utilities-Electric - 10.9%
ALLETE, Inc.	50,000	$2,092,500
Edison International	100,000	3,472,000
Enel SPA(1)	821,700	7,884,824
Entergy Corp.	125,000	8,832,500
Pinnacle West Capital Corp.	125,000	5,313,750
Scottish Power PLC(1)	1,250,000	9,669,955
		$37,265,529
Utilities-Electrical and Gas - 10.1%
Dominion Resources, Inc.	150,000	$11,164,500
Duke Energy Corp.	50,000	1,400,500
E.ON AG(1)	25,000	2,157,469
Exelon Corp.	200,000	9,178,000
National Grid Transco PLC(1)	400,000	3,708,369
Pepco Holdings, Inc.	100,000	2,099,000
RWE AG(1)	50,000	3,032,313
Scottish and Southern Energy PLC(1)	100,000	1,665,431
		$34,405,582
Utilities-Water - 3.1%
Severn Trent PLC(1)	200,000	$3,458,919
Veolia Environment(1)	200,000	7,108,186
		$10,567,105
Total Common Stocks (identified cost $332,965,442)		$394,020,785

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Preferred Stocks - 24.6%
Security	Shares	Value
Banking - 15.4%
Abbey National PLC, 7.375%(1)	120,500	$3,157,100
ABN AMRO Capital Funding Trust VII, 6.08%(1)	150,000	3,664,500
Banco Santander, 6.41%(1)	140,000	3,577,000
Barclays Bank PLC, 8.55%(1)(2)(3)	55,000	6,643,582
BNP Paribas Capital Trust, 9.003%(2)(3)(4)(5)	35,000	4,279,103
CA Preferred Fund Trust, 7.00%(2)	55,000	5,695,294
Den Norske Bank, 7.729%(1)(2)(3)	36,000	4,205,783
First Republic Bank, 6.70%	30,000	756,000
HSBC Capital Funding LP, 9.547%(1)(2)(3)(5)	40,000	4,925,056
Lloyds TSB Bank PLC, 6.90%(1)(2)	40,000	4,132,760
Royal Bank of Scotland Group PLC, 9.118%(1)(2)	50,000	6,143,430
UBS Preferred Funding Trust I, 8.622%(2)(4)	43,700	5,347,709
		$52,527,317
Foods - 1.4%
Dairy Farmers of America, 7.875%(3)	45,000	$4,730,625
		$4,730,625
Insurance - 6.9%
Ace Ltd., 7.80%(1)	40,000	$1,040,400
AXA, 7.10%(1)(2)	45,000	4,683,694
ING Capital Funding Trust III, 8.439%(1)(2)	37,500	4,474,466
ING Group NV, 7.20%(1)	80,000	2,067,200
PartnerRe Ltd., 6.50%(1)	120,000	2,964,000
Prudential PLC, 6.50%(1)(2)	20,000	1,955,230
RenaissanceRe Holdings Ltd., 6.08%(1)	148,000	3,492,800
XL Capital Ltd., 7.625%(1)	12,000	312,000
Zurich Regcaps Fund Trust V(4)	2,500	2,445,313
		$23,435,103
Investment Services - 0.6%
Lehman Brothers Holdings, Inc., 6.50%(4)	85,000	$2,235,500
		$2,235,500
Utilities-Gas - 0.3%
Southern Union Co., 7.55%	40,000	$1,068,400
		$1,068,400
Total Preferred Stocks (identified cost $83,952,212)		$83,996,945

Commercial Paper - 0.3%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 2.83%, 4/1/05	$967	$967,000
Total Commercial Paper (at amortized cost, $967,000)		$967,000
Short-Term Investments - 0.7%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 2.85%, 4/1/05	$2,286	$2,286,000
Total Short-Term Investments (at amortized cost, $2,286,000)		$2,286,000
Total Investments - 141.2% (identified cost $420,170,654)		$481,270,730
Other Assets, Less Liabilities - 1.3%		$4,618,419
Auction Preferred Shares Plus Cumulative Unpaid Dividends - (42.5)%		$(145,021,067)
Net Assets - 100.0%		$340,868,082

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(1)  Foreign security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the aggregate value of the securities is $24,784,149 or 7.3% of the Fund's net assets.

(4)  Variable rate security.

(5)  Variable rate security. The stated interest rate represents the rate in effect at March 31, 2005.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	45.88%	$220,760,975
United Kingdom	16.66	80,157,338
Canada	9.34	44,961,350
France	6.06	29,181,231
Australia	3.50	16,842,748
Norway	3.01	14,466,236
Italy	2.39	11,513,782
Bermuda	1.71	8,214,300
Mexico	1.65	7,945,689
Finland	1.61	7,755,303
Denmark	1.31	6,324,975
New Zeland	1.23	5,919,773
Netherlands	1.18	5,692,724
Germany	1.08	5,189,782
Jersey, C.I.	1.02	4,925,056
Panama	0.85	4,088,000
Spain	0.74	3,577,000
Cayman Islands	0.28	1,352,400
Republic of Korea	0.26	1,234,000
Sweden	0.24	1,168,067
	100.00%	$481,270,730

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 2005

Assets
Investments, at value (identified cost, $420,170,654)	$481,270,730
Cash	84,650
Receivable for investments sold	5,259,758
Receivable from the Investment Adviser	7,500
Dividends and interest receivable	2,788,133
Prepaid expenses	51,308
Tax reclaim receivable	245,401
Total assets	$489,707,480
Liabilities
Payable for investments purchased	$3,573,723
Accrued expenses	244,608
Total liabilities	$3,818,331
Auction preferred shares (5,800 shares outstanding) at liquidation value plus cumulative unpaid dividends	145,021,067
Net assets applicable to common shares	$340,868,082
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 14,505,000 shares issued and outstanding	$145,050
Additional paid-in capital	274,573,260
Accumulated net realized loss (computed on the basis of identified cost)	(335,992)
Accumulated undistributed net investment income	5,387,571
Net unrealized appreciation (computed on the basis of identified cost)	61,098,193
Net assets applicable to common shares	$340,868,082
Net Asset Value Per Common Share
($340,868,082 ÷ 14,505,000 common shares issued and outstanding)	$23.50

Statement of Operations

For the Period Ended
March 31, 2005(1)

Investment Income
Dividends (net of foreign taxes, $918,040)	$27,140,961
Interest	277,838
Total investment income	$27,418,799
Expenses
Investment adviser fee	$3,244,012
Trustees' fees and expenses	7,102
Custodian fee	192,726
Preferred shares remarketing agent fee	190,478
Legal and accounting services	81,902
Transfer and dividend disbursing agent fees	59,166
Printing and postage	26,529
Amortization of organization expenses	7,500
Miscellaneous	170,134
Total expenses	$3,979,549
Deduct - Reduction of custodian fee	$61
Expense reimbursement	7,500
Reduction of investment adviser fee	782,853
Total expense reductions	$790,414
Net expenses	$3,189,135
Net investment income	$24,229,664
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(1,064,171)
Foreign currency transactions	(43,466)
Net realized loss	$(1,107,637)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$61,100,076
Foreign currency	(1,883)
Net change in unrealized appreciation (depreciation)	$61,098,193
Net realized and unrealized gain	$59,990,556
Distributions to preferred shareholders from income	$(2,207,845)
Net increase in net assets from operations	$82,012,375

(1)  For the period from the start of business, April 30, 2004, to March 31, 2005.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended March 31, 2005(1)
From operations - Net investment income	$24,229,664
Net realized loss from investments and foreign currency transactions	(1,107,637)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	61,098,193
Distributions to preferred shareholders from net investment income	(2,207,845)
Net increase in net assets from operations	$82,012,375
Distributions to common shareholders - From net investment income	$(15,882,975)
Total distributions to common shareholders	$(15,882,975)
Capital share transactions - Proceeds from sale of common shares(2)	$276,950,000
Offering costs and preferred shares underwriting discounts	(2,311,318)
$274,638,682
Net increase in net assets	$340,768,082
Net Assets Applicable to Common Shares
At beginning of period	$100,000
At end of period	$340,868,082
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$5,387,571

(1)  For the period from the start of business, April 30, 2004, to March 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $13,050,000.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period
Period Ended March 31, 2005(1)
Net asset value - Beginning of period (Common shares)(2)	$19.100
Income (loss) from operations
Net investment income(3)	$1.670
Net realized and unrealized gain	4.136
Distributions to preferred shareholders	(0.152)
Total income from operations	$5.654
Less distributions to common shareholders
From net investment income	$(1.095)
Total distributions to common shareholders	$(1.095)
Preferred and Common shares offering costs charged to paid-in capital	$(0.059)
Preferred Shares underwriting discounts	$(0.100)
Net asset value - End of period (Common shares)	$23.500
Market value - End of period (Common shares)	$20.080
Total Investment Return on Net Asset Value(4)	30.16%
Total Investment Return on Market Value(4)	11.21%

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the period
	Period Ended March 31, 2005(1)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$340,868
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(5)	1.14	%(6)
Net expenses after custodian fee reduction(5)	1.14	%(6)
Net investment income(5)	8.64	%(6)
Portfolio Turnover	110%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(5)	1.42	%(6)
Expenses after custodian fee reduction(5)	1.42	%(6)
Net investment income(5)	8.36	%(6)
Net investment income per share	$1.616	(6)

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.83	%(6)
Expenses after custodian fee reduction	0.83	%(6)
Net investment income	6.34	%(6)

†  The operating expenses of the Fund reflect reductions of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):
Expenses	1.04	%(6)
Expenses after custodian fee reduction	1.04	%(6)
Net investment income	6.14	%(6)
Senior Securities:
Total preferred shares outstanding	5,800
Asset coverage per preferred share(7)	$83,774
Involuntary liquidation preference per preferred share(8)	$25,000
Approximate market value per preferred share(8)	$25,000

(1)  For the period from the start of business, April 30, 2004, to March 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average shares outstanding.

(4)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(6)  Annualized.

(7)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated February 27, 2004. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options - Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Swap Agreements - The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

J  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

K  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Auction Preferred Shares

The Fund issued 2,000 shares of Auction Preferred Shares (APS) Series A, 2,000 shares of APS Series B and 1,800 shares of APS Series C on July 19, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset for each series of the Fund's APS pursuant the Fund's by-laws. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B and Series C.

Dividend rate ranges for the period from the commencement of the offering, July 19, 2004, to March 31, 2005 are as indicated below:

Series	Dividend Rate Ranges
Series A	1.36	% - 3.10%
Series B	1.55	% - 2.45%
Series C	1.65	% - 3.26%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income. In addition, at least annually, the Fund intends to distribute net capital gain, if any.

Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on March 31, 2005 are listed below. For the period from the commencement of the offering, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of March 31, 2005	Dividends Paid to Preferred Shareholders for the period ended March 31,2005(1)	Average APS Dividend Rates for the period ended March 31, 2005(1)
Series A	3.10%	$733,457	2.089%
Series B	2.45%	$799,140	2.002%
Series C	3.26%	$675,248	2.220%

(1)  For the period from the commencement of offering, July 19, 2004, to March 31, 2005.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of the distributions declared for the period ended March 31, 2005 was as follows:

Distributions declared from:
Ordinary Income	$18,090,820

During the period ended March 31, 2005, accumulated undistributed net investment income was decreased by $751,273, accumulated net realized loss was decreased by $771,645, and paid-in capital was decreased by $20,372 primarily due to differences between book and tax treatment of foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed gains	$38,099
Undistributed income	$5,291,035
Unrealized gain	$60,820,638

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the period from the start of business, April 30, 2004 to March 31, 2005, the advisory fee amounted to $3,244,012. EVM serves as the administrator of the Fund , but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the period from the start of business, April 30, 2004 to March 31, 2005 the Investment Adviser waived $763,297 of its advisory fee. In addition, the Adviser has agreed to reimburse the Fund for all organizational costs, estimated at $7,500.

The Adviser has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from May 1, 2004, to March 31, 2005, the Investment Adviser waived $19,556 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, April 30, 2004, to March 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $835,972,358 and $418,990,549 respectively, for the period from the start of business, April 30, 2004, to March 31, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at March 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$420,448,209
Gross unrealized appreciation	$67,730,597
Gross unrealized depreciation	(6,908,076)
Net unrealized appreciation	$60,822,521

The unrealized loss on foreign currency as of March 31, 2005 is $1,883.

7  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended March 31, 2005(1)
Sales	14,505,000
Net increase	14,505,000

(1)  For the period from the start of business, April 30, 2004 to March 31, 2005.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at March 31, 2005.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

10 Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on January 21, 2005. The following action was taken by the shareholders:

Item 1: The election of Lynn Stout and Samuel L. Hayes, III as Class I Trustees of the Trust for a three-year term expiring in 2008. Mr. Hayes was designated the Nominee to be elected solely by APS shareholders:

Nominee for Class I Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
James B. Hawkes	14,225,998	85,842
Nominee for Class I Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Samuel L. Hayes, III	4,232	1

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Advantaged Global
Dividend Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund"), including the portfolio of investments, as of March 31, 2005, and the related statements of operations and changes in net assets, and the financial highlights for the period from April 30, 2004 (commencement of operations) to March 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund at March 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 2004 (commencement of operations) to March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 18, 2005

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of March 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $24,629,665, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 47.9% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by PFPC, Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of March 31, 2005, our records indicate that there are 21 registered shareholders and approximately
12,000 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETO.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Tax-Managed Global Dividend Opportunities Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•A independent report comparing the advisory fees of the Fund with those of comparable funds;

•Information provided by Eaton Vance at the time of the Fund's inception comparing the expense ratio of the Fund to those of comparable funds

•Information regarding Fund investment performance in comparison to a relevant peer group of funds;

•The economic outlook and the general investment outlook in relevant investment markets;

•Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described herein.

The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the investment adviser on behalf of the Fund.

The Special Committee received information concerning the investment philosophy and investment process applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies. The Special Committee specifically noted Eaton Vance's experience in managing funds that seek to maximize after-tax returns.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management and administration services for the Fund and for all Eaton Vance Funds as a group. The Special Committee also considered the benefits realized by Eaton Vance and its affiliates in connection with the operation of the Fund as well as Eaton Vance's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the Fund may receive reimbursement payments in respect of third party research services obtained by Eaton Vance as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee noted in particular that the Fund benefits from a contractual waiver of advisory fees effective during the first five years of the Fund's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services. The Special Committee also considered that the investment adviser had entered into a Shareholder Servicing Agreement with UBS Securities LLC, whereby the investment adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and other reports to support shareholder services pursuant to the agreement.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Since 2004	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 197 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	197	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	135	None

Samuel L. Hayes, III 2/23/35	Chairman of the Board and Trustee	Since 2004	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	197	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2004	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	197	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2004	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	197	None

Norton H. Reamer 9/21/35	Trustee	Since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	197	None

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2004	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	197	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment adviser), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	135	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Senior Vice President and Chief Equity Investment Officer of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	Executive Vice President of EVM, BMR, EVC and EV; Chief Investment Officer of EVM and BMR and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 61 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 31 registered investment companies managed by EVM and BMR.

Judith A. Saryan 8/21/54	Vice President t	Since 2004	Vice President of EVM and BMR. Previously, Portfolio Manager and Equity Analyst for State Street Global Advisors (1980-1999). Officer of 30 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary, and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 197 registered investment companies managed by EVM and BMR.

James L. O'Connor 4/1/45	Treasurer	Since 2004	Vice President of BMR, EVM and EVD. Officer of 121 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 197 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

In accordance with section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO certification certifying as to compliance with NYSE's corporate governance listing standards was submitted to the Exchange on January 21, 2005

Investment Adviser of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2159-5/05	CE-TAGDOSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2004 and March 31, 2005 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Fiscal Years Ended	03/31/04	03/31/05

Audit Fees	$0	$66,640

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$0	$8,000

All Other Fees(3)	$0	$0

Total	$0	$74,640

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	03/31/04	03/31/05

Registrant(1)	$0	$8,000

Eaton Vance(2)	$452,358.37	$379,713.16

Total	$452,358.37	$387,713.16

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended March 31, is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	May 18, 2005

By:	/s/James L. O’Connor
James L. O’Connor
Treasurer

Date:	May 18, 2005